UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 11, 2004

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)


       California                   0-10661                   94-2792841
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     (State or other          (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530)                898-0300


Item 5:  Other Events
---------------------

On March 11, 2004 the Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, approved a two-for-one stock split of its common stock to be effective April 9, 2004. The Board also increased the number of shares to be repurchased under its repurchase plan originally announced on July 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7(c): Exhibits
-------------------

        99.1     Press release dated March 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TRICO BANCSHARES

Date:  March 11, 2004         By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------

    99.1                   Press release dated March 11, 2004

                 TRICO BANCSHARES ANNOUNCES 2-FOR-1 STOCK SPLIT
                 ----------------------------------------------


PRESS RELEASE                          Contact:   Thomas J. Reddish
                                                  Executive Vice President & CFO
FOR IMMEDIATE RELEASE                             (530) 898-0300


     Chico, CA - March 11, 2004. The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, approved a two-for-one stock split of its common stock at its meeting held on March 11, 2004. The stock split will be effected in the form of a stock dividend and will entitle each stockholder of record at the close of business on April 9, 2004 to receive one additional share for every share of TriCo common stock held on that date. Shares resulting from the split will be distributed on April 30, 2004. As of March 11, 2004, the Company had 7,817,761 common shares outstanding. This stock dividend is in addition to the Company's previously declared quarterly cash dividend of $0.20 per share payable on March 31, 2004 to stockholders of record at the close of business on March 10, 2004.
     Also at its meeting on March 11, 2004, the Board of Directors of TriCo Bancshares approved an increase in the maximum number of shares to be repurchased under the Company's stock repurchase plan originally announced on July 31, 2003 from 250,000 to 500,000 to be effective on April 9, 2004, solely to conform with the two-for-one stock split noted above. The 250,000 shares originally authorized for repurchase under this plan represented approximately 3.2% of the Company's approximately 7,852,000 common shares outstanding as of July 31, 2003. This plan has no stated expiration date for the repurchases, which may occur from time to time as market conditions allow. As of March 11, 2004, the Company had purchased 111,300 shares under this plan which will leave 277,400 shares available for repurchase under the plan on April 9, 2004, assuming (i) application of the stock split to shares already repurchased under the plan and (ii) no additional shares are repurchased prior to April 9, 2004.
     TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 28-year history in the banking industry. As of December 31, 2003, Tri Counties Bank has over $1.46 billion in assets, and operates 33 traditional branch locations and 12 in-store branch locations in 21 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 56 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.